                                                                     EXHIBIT 4.1
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
COMMON STOCK                                                                                                            COMMON STOCK
NUMBER                                                                                                                     SHARES
                                               [LATITUDE COMMUNICATIONS, INC. LOGO]
                                                                                                                  CUSIP  518292 10 7
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                          SEE REVERSE FOR
                                                                                                                 CERTAIN RESTICTIONS
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This Certifies that



is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF

                         LATITUDE COMMUNICATIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated _________________________

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

                                          [LATITUDE COMMUNICATIONS, INC. Corporate Seal]

                   /s/ Rick McConnell                                                                                  /s/ EMIL WANG
                  ASSISTANT SECRETARY                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                                                       COUNTERSIGNED AND REGISTERED:
                                                                                                     U.S. STOCK TRANSFER CORPORATION

                                                                                                        TRANSFER AGENT AND REGISTRAR

                                                                                                   BY_______________________________
                                                                                                                AUTHORIZED SIGNATURE
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

                         LATITUDE COMMUNICATIONS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM --             as tenants in common                    UNIF GIFT MIN ACT  --              ____________ Custodian ___________
TEN ENT --             as tenants by the entireties                                                  (Cust)                (Minor)
JT TEN --              as joint tenants with right of                                              under Uniform Trans to Minors Act
                       survivorship and not as tenants                                            __________________________________
                       in common                                                                                    (State)


                                                             Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________

___________________________________________________

____________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:_____________________________________________

                                                   X ______________________________________________________________________________

                                                   X ______________________________________________________________________________
                                       NOTICE:     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                                   UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

____________________________________________________
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